                                                                    EXHIBIT 99.3

                          TURBOCHEF TECHNOLOGIES, INC.
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The unaudited pro forma condensed consolidated financial statements have been prepared to give effect to TurboChef Technologies, Inc.'s (TurboChef) acquisition of Enersyst Development Center, L.L.C. (Enersyst) pursuant to the terms of a Contribution Agreement entered into with Enersyst and the members of Enersyst (the Members) on May 21, 2004. In connection therewith, TurboChef made a capital contribution in the amount of $7,247,081 in exchange for 7,247,081 shares of common membership units (the Common Units) of Enersyst. The Members exchanged all of their units of membership interest for preferred membership units (the Preferred Units) and the Members and TurboChef entered into a Preferred Unit Exchange Agreement (the Exchange Agreement) pursuant to which the Members were granted the right to exchange their Preferred Units for shares of TurboChef common stock, par value $.01 per share (Common Stock). As of May 21, 2004, the effective date of the Contibution Agreement and the Exchange Agreement, the Preferred Units were exchangeable for a fixed total of 1,832,924 shares of Common Stock based on the exchange price of $3.465 per share. The exchange price is subject to adjustment in the event of a stock split, stock dividend, recapitalization or other similar events. The Members and TurboChef also entered into and Amended and Restated Operating Agreement of Enersyst (the Operating Agreement). Under the Operating Agreement, TurboChef will serve as the managing member and will be exclusively responsible for the management and operations of Enersyst.

TurboChef financed the capital contribution with a portion of the proceeds it received in connection with a private placement of 3,453,629 shares of its Common Stock at $2.90 per share for aggregate proceeds received of $10,015,524.

The pro forma condensed consolidated balance sheet gives effect to the Enersyst acquisition as if it had occurred on March 31, 2004 combining the balance sheets of TurboChef and Enersyst as of that date. Additionally, the pro forma condensed consolidated balance sheet gives effect to the private placement as if it had occurred on March 31, 2004. The pro forma condensed consolidated statements of operations for the three months ended March 31, 2004 and for the year ended December 31, 2003 give effect to the acquisition as if it had occurred on January 1, 2003 combining the results of TurboChef for the three months ended March 31, 2004 and the year ended December 31, 2003 with those of Enersyst for the three months ended March 31, 2004 and for the year ended December 31, 2003.

The pro forma consolidated statements of operations for the three months ended March 31, 2004 and for the year ended December 31, 2003 include appropriate adjustments for amortization, interest and other items related to the transaction. The pro forma adjustments are based on preliminary appraisal results, estimates, available information and certain assumptions that management deems appropriate. The pro forma consolidated financial information is unaudited and does not purport to represent the consolidated results that would have been obtained had the transactions occurred at the beginning of 2003, as assumed, nor does it purport to present the results which may be obtained in the future.


                                                        TURBOCHEF TECHNOLOGIES, INC.
                                               PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                                               MARCH 31, 2004
                                                  (IN THOUSANDS, EXCEPT SHARE INFORMATION)


                                                     TURBOCHEF         ENERSYST           ADJUSTMENTS         COMBINED
                                                  ------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
Cash and cash equivalents                          $       5,593    $          35    $    10,000    (A)    $       7,571
                                                                                            (302)   (B)
                                                                                          (7,247)   (C)
                                                                                            (508)   (C)
Accounts receivable, net                                     787              943                                  1,730
Other receivables, net                                        52                -                                     52
Inventories                                                2,542                -                                  2,542
Prepaid expense and other current assets                     287              170                                    457
                                                  ------------------------------------------------------------------------
        Total current assets                               9,261            1,148          1,943                  12,352
Property and equipment, net                                1,471              682           (362)   (B)            1,791
Intangible and other assets, net                             109            5,347          7,173    (B)           12,629
Goodwill                                                       -            5,836         (3,311)   (B)            2,525
                                                  ------------------------------------------------------------------------
        Total assets                               $      10,841    $      13,013    $     5,443           $      29,297
                                                  ========================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
Accounts payable                                   $       1,128    $          74                          $       1,202
Other payables                                             1,445                -                                  1,445
Accrued expenses                                           1,172              131                                  1,303
Notes payable                                                  -            6,353         (6,353)   (C)                -
Deferred revenue                                             267                -                                    267
Accrued warranty and upgrade costs                           878                -                                    878
                                                  ------------------------------------------------------------------------
        Total current liabilities                          4,890            6,558         (6,353)                  5,095

Notes payable, members                                         -            1,402         (1,402)   (C)                -
Deferred income tax liabilities                                                            1,900    (B)            1,900

                                                  ------------------------------------------------------------------------
        Total liabilities                                  4,890            7,960         (5,855)                  6,995
                                                  ------------------------------------------------------------------------

Convertible, redeemable preferred stock                   12,605                -              -                  12,605
                                                  ------------------------------------------------------------------------
Equity:
Members' equity                                                -            5,053         (5,053)   (B)                -
Non-redeemable, convertible preferred units
   exchangeable into 1,832,924 shares
   of TurboChef Common Stock                                                               6,351    (B)            6,351
Stockholders' equity:
   Common stock                                              262                -             35    (A)              297
   Additional paid-in capital                             56,122                -          9,965    (A)           66,087
   Accumulated deficit                                   (62,544)               -                                (62,544)
   Notes receivable for stock issuances                      (43)               -                                    (43)
   Treasury stock - at cost                                 (451)               -                                   (451)
                                                  ------------------------------------------------------------------------
        Total equity                                      (6,654)           5,053         11,298                   9,697
                                                  ------------------------------------------------------------------------
Total liabilities and equity                       $      10,841    $      13,013    $     5,443           $      29,297
                                                  ========================================================================


                                           TURBOCHEF TECHNOLOGIES, INC.
                             PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                         THREE MONTHS ENDED MARCH 31, 2004
                                   (IN THOUSANDS, EXCEPT PER SHARE INFORMATION)


                                                                                    Pro Forma         Pro Forma
                                                       TurboChef      Enersyst     Adjustments        Combined
                                                     ------------------------------------------------------------
Total revenue                                         $       946    $    1,007   $          -      $     1,953
                                                     ------------------------------------------------------------
Costs and expenses:
     Cost of goods sold                                       447             -              -              447
     Selling, general and administrative                    2,165           749            127 (D)        3,041
     Research and development                                 311            76              -              387

                                                     ------------------------------------------------------------
Total operating expenses                                    2,923           825            127            3,875
                                                     ------------------------------------------------------------
Operating income (loss)                                    (1,977)          182           (127)          (1,922)
Interest and other (expense), net                              31          (118)           118 (E)           31
                                                     ------------------------------------------------------------

Net income (loss)                                     $    (1,946)   $       64   $         (9)     $    (1,891)
                                                     ============================================================
Net (loss) per share:
     Basic and diluted                                $     (0.08)                                  $     (0.07)
                                                     ==============                                ==============

Weighted average shares outstanding:                       25,847                        2,674 (F)       28,521
                                                     ==============               ============     ==============


                                              TURBOCHEF TECHNOLOGIES, INC.
                                PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                              YEAR ENDED DECEMBER 31, 2003
                                      (IN THOUSANDS, EXCEPT PER SHARE INFORMATION)


                                                                                             Pro Forma       Pro Forma
                                                               TurboChef      Enersyst      Adjustments       Combined
                                                             ------------------------------------------------------------
Total revenue                                                 $     4,340    $    3,791                     $     8,131
                                                             ------------------------------------------------------------
Costs and expenses:
      Cost of goods sold                                            2,338                                         2,338
      Selling, general and administrative                           6,523         3,199            488 (D)       10,210
      Research and development                                        897           220                           1,117
      Compensation and severance related to termination
            of former officers and directors                        7,585                                         7,585
                                                             ------------------------------------------------------------
Total operating expenses                                           17,343         3,419            488           21,250
                                                             ------------------------------------------------------------
Operating income (loss)                                           (13,003)          372           (488)         (13,119)
Interest and other (expense), net                                  (1,088)         (511)           522 (E)       (1,077)
                                                             ------------------------------------------------------------

Net (loss)                                                        (14,091)         (139)            34          (14,196)

Preferred stock dividends and beneficial conversion               (12,800)                                      (12,800)

                                                             ------------------------------------------------------------

Net (loss) available to common shareholders                   $   (26,891)   $     (139)  $         34      $   (26,996)
                                                             ============================================================
Net (loss) per share:
      Basic and diluted                                       $     (1.32)                                  $     (1.17)
                                                             ==============                                ==============

Weighted average shares outstanding:                               20,393                        2,674 (F)       23,067
                                                             ==============               ============     ==============

                          TURBOCHEF TECHNOLOGIES, INC.
    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


UNAUDITED PRO FORMA  CONDENSED CONSOLIDATED BALANCE SHEET ADJUSTMENTS

     (A) Records the private placement of 3,453,629 shares of TurboChef Common Stock at a per share price of $2.90 for proceeds of $10.0 million net of transaction costs.

     (B) Records the Enersyst acquisition, including (1) capital contribution of $7.2 million in exchange for the Common Units, (2) the Members exchange of all of their units of membership interest for the Preferred Units exchangeable for a fixed 1,832,924 shares of TurboChef Common Stock based on an exchange price of $3.465 per share, (3) payment of all outstanding indebtedness of Enersyst and (4) estimated transaction costs of $300,000. The Preferred Units are valued based on the contract price per share of the TurboChef Common Stock for which they are exchangeable which approximates recent closing prices. For pro forma purposes the total consideration is estimated at $13.9 million.

          This acquisition was accounted for as a purchase with the total consideration preliminarily allocated to the assets and liabilities assumed as follows:

                                                                            AMOUNT
          DESCRIPTION                                                   (IN THOUSANDS)
          Total consideration:
             Capital contribution in exchange for Common Units            $   7,247
             Issuance of Preferred Units exchangeable for 1,832,924
                shares of TurboChef Common Stock                              6,351
             Estimated transaction costs                                        302
                                                                        -------------
                                                                             13,900
                                                                        =============

          Allocation:
             Current assets                                                     640
             Property and equipment                                             320
             Current liabilities                                               (205)
             Deferred income tax liabilities                                 (1,900)
             Developed technology and other amortizable intangibles          12,520
             Goodwill including assembled workforce                           2,525
                                                                        -------------
                                                                          $  13,900
                                                                        -------------

          The foregoing allocations are based on estimated fair values and are subject to adjustment. Fair values of assets acquired were determined based on an independent valuation. Current assets allocation reflects adjustment for Enersyst payment of debt subsequent to March 31, 2004.

     (C) Records payment of outstanding indebtedness. Long term debt of $508,000 was paid subsequent to the pro forma balance sheet date from Enersyst cash on hand which is included in composition of this pro forma adjustment.

UNAUDITED PRO FORMA  CONDENSED COMBINED STATEMENT OF OPERATIONS ADJUSTMENTS

     (D) Records adjustment to amortization expense to reflect increase for new basis of identifiable intangible assets including developed technology and other amortizable intangibles and assembled workforce. Developed technology and other amortizable intangibles are amortized using the straight line method over a 10 year estimated life. Assembled workforce is considered to have an indefinite life and is classified together with goodwill.

     (E) Records adjustment to interest expense to reflect the payment of Enersyst's indebtedness arising from the acquisition.

     (F) Represents increase to weighted average shares outstanding in connection with equivalent shares issued to liquidate Enersyst indebtedness.